UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 1, 2006
SUPERIOR BANCORP
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-25033	63-1201350
(Commission File Number)	(IRS Employer Identification No.)

17 North 20th Street, Birmingham, Alabama	35203
(Address of Principal Executive Offices)	(Zip Code)
(205) 327-1400
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management
Item 5.01. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Effective October 1, 2006, the Board of Directors of Superior Bancorp amended and restated the By-Laws of the corporation. The amended and restated By-Laws are attached hereto as Exhibit 3. The amendments related to (a) the amendment of Article IV in its entirety in order to revise and consolidate several prior sections of that Article relating to the appointment and removal of principal and subordinate officers and the delegation of duties and responsibilities to those officers and (b) the change of the corporation’s name to Superior Bancorp, which was effective in May 2006.
Section 8 – Other Events
Item 8.01. Other Events.
     On October 4, 2006, Superior Bancorp issued a press release announcing that the Office of Thrift Supervision had approved its planned merger with Community Bancshares, Inc. A copy of the press release is attached hereto as Exhibit 99.
Additional Information and Where To Find It
     The information contained in this Form 8-K may be deemed to be solicitation material with respect to the pending merger. On August 8, 2006, in connection with the pending merger, Superior Bancorp filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 containing a Joint Proxy Statement / Prospectus relating to the merger. Stockholders of Superior Bancorp and Community Bancshares are urged to read the Registration Statement and the Joint Proxy Statement / Prospectus, as well as all other relevant documents filed or to be filed with the SEC, because they contain important information about the companies and the proposed transaction. The Registration Statement was declared effective by the SEC on September 6, 2006, and the final Joint Proxy Statement / Prospectus has been mailed to stockholders of each company. Stockholders are able to obtain the Registration Statement, the Joint Proxy Statement / Prospectus and any other relevant filed documents free of charge at the SEC’s website (www.sec.gov). These documents can also be obtained free of charge by directing a request to Superior Bancorp, Attention: Investor Relations, 17 North 20th Street, Birmingham, Alabama 35203.
     Superior Bancorp, Community Bancshares and their respective directors and executive officers may be deemed to participate in the solicitation of proxies in respect of the proposed merger. Information regarding Superior Bancorp’s directors and executive officers is available in the proxy statement for its 2006 annual meeting of stockholders, which is available on Superior Bancorp’s website at http://www.superiorbank.com/fs_investor_relations.html. Information regarding Community Bancshares’ directors and executive officers is available from http://www.communitybankal.com/od.asp. Additional information regarding the interests of such directors and executive officers is included or incorporated by reference in the Joint Proxy Statement/Prospectus and the other relevant documents filed or to be filed with the SEC.
Section 9 – Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit 3	By-Laws of Superior Bancorp.

	Exhibit 99	Press Release of Superior Bancorp dated October 4, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR BANCORP
Date: October 4, 2006	By:	/s/ RICK D. GARDNER
Rick D. Gardner
Chief Operating Officer